SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                          Pursuant to Section 15(d) of
                      the Securities Exchange Act of 1934.

                                  April 3, 2002
               ---------------------------------------------------
                Date of Report (Date of earliest event reported)


                            NEW FRONTIER MEDIA, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Colorado                      0-23697                         84-1084061
 -------------                ---------------                  -----------------
   (State of                 (Commission File                 (IRS Employer I.D.
 Incorporation)                   Number)                           Number)


                        7007 Winchester Circle, Suite 200
                             Boulder, Colorado 80301
                                 (303) 444-0900
                         -------------------------------
                        (Address and telephone number of
                          principal executive offices)



                                 with copies to:

                                Hank Gracin, Esq.
                               Lehman & Eilen, LLP
                         50 Charles Lindbergh Boulevard
                                    Suite 505
                               Tel: (516) 222-0888
                               Fax: (516) 222-0948




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ITEM 5.           OTHER EVENTS.

     On April 3, 2002, New Frontier Media, Inc. issued the attached press release in response to a request for a Special Meeting of its shareholders.


ITEM 7.           EXHIBITS.
-------           ---------

Exhibit 99        Press Release


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NEW FRONTIER MEDIA, INC.
                                          (Registrant)


April 4, 2002                             By: /S/ MARK H. KRELOFF
                                             ----------------------------------
                                              Mark H. Kreloff,
                                              Chief Executive Officer










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EXHIBIT INDEX

Exhibit No.      Exhibit                                                 Page
-----------      -------                                                 -----
    99           Press Release                                             5